Exhibit 10 (a)(1)(C)

                                     FORM OF
                       AMENDMENT TO STOCK OPTION AGREEMENT
                                   PURSUANT TO
                               KOGER EQUITY, INC.
                             1988 STOCK OPTION PLAN


      This amendment entered into as of May 6, 1996, amends a Stock Option Agreement (the "Stock Option Agreement") entered into as of , by and between Koger Equity, Inc. (referred to herein as the "Company" which definition sometimes includes its subsidiaries), a Florida corporation, with its principal offices at 3986 Boulevard Center Drive, Jacksonville, Florida 32207, and (the "Employee").

      WHEREAS, the Company had heretofore entered into a Stock Option Agreement with the Employee; and

      WHEREAS, it has been determined to be in the best interest of the Company and the Employee to amend the Stock Option Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, the parties agree as follows:

      1. Defined terms in the Stock Option Agreement shall have the same meaning in this Amendment.

      2. The last sentence of Section 2 of the Stock Option Agreement is hereby deleted.

      3. Section 3 to the Stock Option Agreement is hereby deleted in its entirety and restated as follows:

           3.  HOW EXERCISABLE
               (a) The Employee shall exercise the Option by written notice to the Company, which notice shall specify the number of shares to be purchased and the date of exercise (the "Date of Exercise") which Date shall not be more than seven (7) days after the day of the mailing of such notice. On or before the Date of Exercise, a certified check or, at the Employee's election, shares of the Company's Common Stock, previously acquired at least six (6) months prior to the Date of Exercise and currently owned by the Employee, equal in fair market value to the full payment of the Option price for such shares shall be delivered to the Company at the office designated in this Agreement; and until such payment, the Employee shall have no rights in the optioned stock. In the event of any failure to take and pay by cash or previously acquired shares, for the number of shares specified in the notice of election on the date stated therein, the Option shall become inoperative and lapse as to such number of shares, but shall continue with respect to any remaining shares subject to the Option as to which notice of exercise has not yet been made.

           (b) Within fifteen days after the Date of Exercise, the Company shall deliver, or cause to be delivered, to the Employee stock certificates for the number of shares with respect to which the Option is being exercised, if the Company has received the certification described in Section 9 of



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      this  Agreement.  Delivery  of the shares may be made at the office of the
      Company or at the offices of a transfer agent appointed for transfer of the shares of the Company, as the Company shall determine. Shares shall be
      registered   in  the  name  of  the   Employee  or  his  or  her  personal
      representative, as the case may be. Neither an Employee nor his or her personal representative shall have any of the rights of a shareholder until the shares are issued as herein provided.

           Anything herein to the contrary notwithstanding, if any laws or any regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Company or the Employee to take any action in connection with the shares specified in a notice of election before such shares can be delivered to such Employee, then the date stated therein for the delivery of the shares shall be postponed until the fifth business day next following the completion of such action.

      4. The last paragraph of Section 4 of the Stock Option Agreement is hereby deleted.

      5. The last sentence of Section 10 of the Stock Option Agreement is hereby deleted.

      6. Any and all other references to Sub-sections (b) or (c) of Section 3 contained in the Stock Option Agreement are hereby deleted.

     7. Any and all provisions of the Stock Option Agreement not otherwise amended by this Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                               KOGER EQUITY, INC.



     (Corporate Seal)
                                              By:
                                                                      President


                                               Attest:
                                                                      Secretary
Witnesses:




                                    Employee





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